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                                                                 EXHIBIT 10.3.48


               R E S T A T E D   S U B S C R I P T I O N   A N D
                        O P T I O N   A G R E E M E N T

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                                 April 17, 1998

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NEOPROBE CORPORATION, a Delaware corporation ("Neoprobe").

CIRA TECHNOLOGIES, INC., a Delaware corporation ("Cira") and

Each of the individual stockholders of Cira who has signed this Agreement (the "Stockholders")

hereby agree as follows:

                                P R E A M B L E :

1. Cira has developed data, discoveries, inventions, and other new technology for the treatment of chronic infectious and/or autoimmune disease in humans which involves the mitogenic stimulation of cytokine-secreting cells derived from lymph nodes excised from chronically-infected and/or autoimmune disease-affected human patients and the preparation of a therapeutic agent which then is administered to the infected patients, and data, know-how, processes, and procedures connected therewith (the "Technology").

2. On March 14, 1996, Neoprobe and Cira entered into a Technology Option Agreement (the "Technology Agreement") under which Neoprobe agreed to provide financial, clinical and technical support to Cira and The Ohio State University Research Foundation to allow them to conduct a Phase I clinical evaluation of the Technology.

3. On March 14, 1996, Neoprobe, Cira and the Stockholders entered into the Subscription and Option Agreement (the "Original Agreement") whereby Neoprobe agreed to purchase 78 shares of Cira common stock, Neoprobe received an option ("Option") to purchase additional shares of Cira common stock and Neoprobe received a right of first refusal with regard to any newly issued shares of Cira common stock. On September 5, 1997, the board of directors of Cira declared a stock dividend at the rate of 2,999 shares of Cira common stock for each share held on September 5, 1997. As a result of this dividend, Neoprobe received 233,922 additional shares of Cira common stock for a total ownership of 234,000 shares (the "Original Shares").

4. Neoprobe, Cira and the Shareholders wish to terminate the Original Agreement, agree that Neoprobe shall purchase 116,400 additional shares of Cira common stock, terminate the Option, agree that Neoprobe and Cira enter into a License and Option Agreement to govern their respective rights and obligations with regard to the Technology and bind Neoprobe to the Stockholders Agreement ("Stockholders Agreement") as amended and restated on the date hereof by executing this Restated Subscription and Option Agreement ("Restated Agreement"). Once Neoprobe purchases the 116,400 additional shares, Neoprobe will own a total of 350,400 shares of Cira common stock which will represent 15% of the total issued and outstanding shares of Cira common stock.




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                                   T E R M S :


ARTICLE 1.  EXECUTION OF AGREEMENTS.

         SECTION 1.1. LICENSE AGREEMENT. Simultaneously with execution of this Restated Agreement, Neoprobe and Cira have executed a license and option agreement ("License Agreement").

         SECTION 1.2. STOCKHOLDER AGREEMENT. With regard to the Original Shares and those shares to be issued to Neoprobe pursuant to Article 2 of this Agreement, Neoprobe hereby agrees to be bound by and comply with the terms of the Stockholders Agreement. Cira and the Stockholders hereby consent to the inclusion of Neoprobe as a party to the Stockholders Agreement.

ARTICLE 2.  STOCK ISSUANCE.

         Neoprobe hereby subscribes for and agrees to purchase 116,400 shares of Cira common stock ("Additional Shares") for and in consideration of the termination of the Option, the execution of the License Agreement and $.001 per Additional Share and Cira hereby issues and sells such Additional Shares free and clear of all liens, encumbrances and adverse claims (other than restrictions on transfer under this Restated Agreement and applicable federal and state securities laws or those that are imposed by or through Neoprobe) and acknowledges the sufficiency of the consideration received therefor. Simultaneously with the execution and delivery of this Restated Agreement, Cira has delivered a valid and genuine stock certificate representing the Additional Shares to Neoprobe.

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF CIRA.

         As of the date of the Original Agreement and the date of this Restated Agreement, the Original Agreement and the Restated Agreement are collectively referred to herein as the "Agreements"), Cira hereby represents and warrants to Neoprobe as follows:

         SECTION 3.1. ORGANIZATION AND STANDING. Cira is a corporation that was duly organized, and is validly existing and in good standing under the laws of the State of Delaware. Cira has all requisite corporate power to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver the Agreements, to sell and issue the Original Shares and the Additional Shares (the Original Shares and the Additional Shares are collectively referred to herein as the "Shares") and to carry out and perform its obligations under the terms of the Agreements.

         SECTION 3.2. AUTHORIZATION. All corporate action on the part of Cira, its directors and stockholders necessary to authorize the execution and delivery of the Agreements, the performance of Cira's obligations under the Agreements and the sale and issuance of the Shares has been duly taken. The Agreements have been duly executed and delivered by Cira and are valid and legally binding obligations of Cira, which are enforceable against Cira in accordance with their terms. The execution and delivery of the Agreements by Cira, the performance of its obligations under the Agreements and the sale and issuance of the Shares did not and will not violate any law applicable to Cira or its Certificate of Incorporation or By-laws or breach or be a default under (with or without the giving of notice or the lapse of time) any material contract, agreement or instrument to which Cira is a party. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and adverse claims other than restrictions on transfer under the Agreements and applicable federal and state securities laws or those that are imposed by or through Neoprobe.

         SECTION 3.3. NO REGISTRATION REQUIREMENT. Subject to the truth and accuracy of the representations of Neoprobe set forth in Article 4 of the Original Agreement, the offer, sale and issuance of the Shares as contemplated by the Agreements are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act, and neither Cira nor



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any person acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         SECTION 3.4. DISCLOSURE. No representation or warranty by Cira contained in the Agreements, nor any other statement or certificate furnished or to be furnished to Neoprobe pursuant hereto or in connection with the transactions contemplated hereby by Cira contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances under which they were made.

         SECTION 3.5. INDEMNIFICATION. Cira shall indemnify Neoprobe, each of its directors and officers, each legal counsel and independent accountant of Cira and each person who controls Neoprobe (within the meaning of the Securities
Act) against any and all claims, losses and liabilities (and actions and proceedings in respect thereof) arising out of or related to any breach of any warranty or agreement made by Cira in the Agreements or any misrepresentation of Cira contained in the Agreements and will reimburse Neoprobe, such directors, officers, persons or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, liability, action or proceeding.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF NEOPROBE. As of the date of the Agreements, Neoprobe hereby represents and warrants to Cira as follows:

         SECTION 4.1. PRIVATE OFFERING. Neoprobe understands that the Shares have not been registered under the Securities Act on the ground that the sales provided for in the Agreements and the issuance of the Shares under the Agreements are exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, that Cira's reliance on such exemption is predicated on Neoprobe's representations set forth in the Agreements and that in order to obtain such exemption, the transfer of the Shares is restricted by Section 4.2 of this Restated Agreement and the legend required by Section 4.2 of this Restated Agreement.

         SECTION 4.2. TRANSFER RESTRICTIONS. Neoprobe will not offer for sale, sell or otherwise transfer any of the Shares unless the Shares have been registered under the Securities Act and under applicable state securities laws or such Shares or their offer, sale or transfer are exempt from such registration and Cira has received an opinion of counsel, in form and substance reasonably satisfactory to Cira, to the effect that such Shares or their offer, sale or transfer are so exempt. Any certificate representing the Shares shall bear the following legend in larger or other contrasting type or color:

         These securities have not been registered under the Securities Act of 1933. These securities may not be offered for sale, sold or otherwise transferred unless they are registered under the Securities Act of 1933 or they or such offer, sale or transfer are exempt from such registration and the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer in form and substance to that effect.

         The transfer of these shares is restricted by the terms of a Restated Subscription and Option Agreement among the Corporation and its Stockholders dated April 17, 1998. Except as provided in such Agreement, these Shares may not be given, sold, pledged or otherwise transferred. The Corporation will mail to the Stockholder a copy of such Agreement without charge within five days after receipt of written request therefor.

         SECTION 4.3. INVESTMENT INTENT. Neoprobe purchased the Original Shares and is purchasing the Additional Shares for Neoprobe's own account and not for other persons and for investment and not with a view to the distribution of any of the Shares.

         SECTION 4.4. INFORMATION. Neoprobe has had an opportunity to ask questions and receive answers from


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Cira regarding the terms and conditions of the offerings of the Shares and the business, properties, financial condition, and prospects of Cira and to obtain additional information (to the extent Cira possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Neoprobe.

         SECTION 4.5. ADVERTISING. Neoprobe did not purchase the Original Shares and is not purchasing the Additional Shares as a result of or subsequent to (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or
(b) any seminar or meeting whose attendees, including Neoprobe, had been invited by any general advertising or general solicitation.

         SECTION 4.6. INVESTOR SOPHISTICATION; SUITABILITY. Neoprobe has such knowledge and experience in financial and business matters that Neoprobe is capable of evaluating the merits and risks of investment in the Shares. Neoprobe has determined that the Shares are a suitable investment for Neoprobe and that Neoprobe could bear the complete loss of Neoprobe's investment in the Shares.

         SECTION 4.7. ACCREDITED INVESTOR. Neoprobe is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act.

         SECTION 4.8. CAPACITY; ENFORCEABILITY. Neoprobe is a corporation that was duly organized, and is validly existing and in good standing under the laws of the State of Delaware. Neoprobe has all requisite corporate power to execute and deliver the Agreements, to purchase the Shares under the Agreements and to carry out and perform its obligations under the terms of the Agreements. All corporate action on the part of Neoprobe, its directors and stockholders necessary to authorize the execution and delivery of the Agreements and the performance of Neoprobe's obligations under the Agreements has been duly taken. The Agreements have been duly executed and delivered by Neoprobe and the Agreements are valid and legally binding obligations of Neoprobe, which are enforceable against Neoprobe in accordance with their terms.

         SECTION 4.9. INDEMNIFICATION. Neoprobe shall indemnify Cira, each of its directors and officers, each legal counsel and independent accountant of Cira and each person who controls Cira (within the meaning of the Securities
Act), against any and all claims, losses and liabilities (and actions and proceedings in respect thereof) arising out of or related to any breach of any warranty or agreement made by Neoprobe in this Article 4 or any misrepresentation of Neoprobe contained herein and will reimburse Cira, such directors, officers, persons or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, liability, action or proceeding.

ARTICLE 5.  CERTAIN RIGHTS OF NEOPROBE.

         SECTION 5.1. NEW SECURITIES. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 5.2 SIZE OF THE BOARD. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 5.3. NOMINATIONS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 5.4. TERMINATION. The provisions of this Article 5 shall terminate when (a) the common stock of Cira has been registered and sold in a firm-commitment underwriting after the date hereof.

ARTICLE 6.  REGISTRATION RIGHTS.

         SECTION 6.1. CERTAIN DEFINITIONS.

         (a) "Registrable Securities" means the Shares and any shares of Cira common stock issued in respect thereof in any recapitalization, provided, however, that Registrable Securities shall not include any shares of Cira common stock which have previously been


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registered and sold or which have been sold to the public under Rule 144.

         (b) "Registration" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the ordering of the effectiveness of such registration statement.

         SECTION 6.2. PIGGY-BACK REGISTRATION.

         (a) If Cira determines to register any of its securities either for its own account or the account of security holders exercising their respective contractual registration rights, other than a registration relating solely to employee benefit plans, a Rule 145 transaction or an exchange offer, or a registration on any registration form that does not permit secondary sales, Cira shall promptly give written notice thereof to Neoprobe, and use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in paragraph (b) of this Section 6.2, and in any underwriting involved therein, all the Registrable Securities specified in a written request, made by Neoprobe within twenty (20) days after the written notice from Cira is given. Such written request may specify all or a part of Neoprobe's Registrable Securities.

         (b) If the registration of which Cira gives notice is for a registered public offering involving an underwriting, Cira shall so advise Neoprobe as a part of the written notice given pursuant to paragraph (a) of this Section 6.2. In such event, the right of Neoprobe to participate in such registration pursuant to this Section 6.2 shall be conditioned upon Neoprobe's participation in such underwriting and the inclusion of Neoprobe's Registrable Securities in the underwriting to the extent provided herein. Neoprobe shall (together with Cira and the other holders of securities of Cira with contractual registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriters selected by Cira.

         (c) Notwithstanding any other provision of this Section 6.2, if the representative of the underwriters advises Cira in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. Cira shall so advise all holders of securities requesting registration, and the number of shares or securities that are entitled to be included in the registration and underwriting shall be allocated first to Cira for securities being sold for its own account and thereafter among selling stockholders on a pro-rata basis according to their total holdings. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from Cira or the underwriter. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, Cira shall then offer (subject to the availability of a reasonable amount of time to make such offer before the commencement of a distribution) to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting inclusion on a pro-rata basis according to their total holdings.

         SECTION 6.3. REGISTRATION PROCEDURES. In the case of any registration by Cira under this Article 6 in which Neoprobe participates, Cira shall keep Neoprobe advised in writing as to the initiation of each such registration and the completion thereof; and Cira shall use its best efforts to:

         (a) Keep such registration effective for a period of one hundred twenty
(120) days or until Neoprobe has completed the distribution described in the registration statement relating thereto, whichever occurs sooner; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period Neoprobe refrains


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from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of Cira; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities under such registration statement;

         (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Neoprobe may reasonably request from time to time;

         (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; and

         (e) Cause all such Registrable Securities registered pursuant thereunder to be listed on each securities exchange on which securities issued by Cira and of the same class are then listed;

         (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (g) Comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         SECTION 6.4. INFORMATION BY NEOPROBE. If Registrable Securities are being registered pursuant to Section 6.2 above, Neoprobe shall furnish to Cira such information regarding Neoprobe and the distribution proposed by it as Cira may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Article 6.

         SECTION 6.5. EXPENSES OF REGISTRATION. All expenses incurred by Cira in complying with this Article 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Cira, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by Cira and all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities shall be borne by Neoprobe.

         SECTION 6.6. INDEMNIFICATION.

         (a) Cira shall indemnify Neoprobe, each of its officers, directors, stockholders and legal counsel, and each person who controls (within the meaning of the Securities Act) Neoprobe against any and all claims, losses and liabilities (and actions and proceedings in


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respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement filed pursuant to Section 6.2, any prospectus issued thereunder, or any amendment thereof based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by Cira of any federal or state law, rule or regulation applicable to Cira in connection with any such registration, and will reimburse Neoprobe, each of its officers, directors, stockholders and legal counsel, and each person who controls Neoprobe, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, liability, action or proceeding, as incurred, provided that Cira will not be liable in any such case to the extent that any such claim, loss, liability, action or proceeding arises out of or is based on any untrue statement or omission based upon information furnished to Cira by Neoprobe in writing pursuant to Section 6.4 above.

         (b) If Shares held by Neoprobe are included in a registration statement filed pursuant to Section 6.2, Neoprobe shall indemnify Cira, each of its directors and officers, each legal counsel and independent accountant of Cira, each underwriter, if any, of Cira's securities covered by such a registration statement, each person who controls Cira or such underwriter (within the meaning of the Securities Act), against any and all claims, losses and liabilities (and actions and proceedings in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, any prospectus issued thereunder, or any amendment thereof, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) breach of the covenant set forth in Section 6.8 below and will reimburse Cira, such directors, officers, counsel, accountants, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, liability, action or proceeding, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished to Cira by Neoprobe in writing pursuant to Section 6.4 above.

         (c) Each party entitled to indemnification under this Section 6.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 6.6 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect


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to any loss, liability, claim, damage, or expense referred to therein, then the
Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         SECTION 6.7. "LOCK-UP" AGREEMENT. If requested by an underwriter of Common Stock, Neoprobe will not sell or otherwise transfer or dispose of any shares of Cira common stock held by Neoprobe (other than those included in the registration) during a period of up to one hundred eighty (180) days following the effective date of a registration statement; provided that all persons having contractual registration rights and all officers and directors of Cira enter into similar agreements. The obligations described in this Section 6.7 shall not apply to a registration relating solely to employee benefit plans, Rule 145 transactions or exchange offers. Cira may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the applicable period.

         SECTION 6.8. RULE 10B-6. Neoprobe hereby covenants and agrees with Cira that, for so long as any of the shares of Cira common stock held by Neoprobe are saleable under a registration statement filed pursuant to this Article 6, Neoprobe shall not purchase any Cira common stock in a transaction that would violate Commission Rule 10b-6.

         SECTION 6.9. TERMINATION OF REGISTRATION RIGHTS. The right of Neoprobe to request inclusion in any registration pursuant to Section 6.2 above, shall terminate when, (a) all Registrable Securities held by Neoprobe may be sold by it under Rule 144(k), (b) the Common Stock (including all Registrable Securities) are listed on the New York or American Stock Exchange or the Nasdaq National Market and (c) all transfer restrictions on the Registrable Securities held by Neoprobe and any legends concerning such restrictions on certificates representing such stock have been removed.

ARTICLE 7. COVENANTS OF CIRA. From the date hereof until such time as the common stock of Cira has been registered and sold in a firm-commitment underwriting after the date hereof and unless Neoprobe otherwise consents, Cira will perform and observe the following covenants:

         SECTION 7.1. BASIC FINANCIAL INFORMATION. Cira will furnish the following reports to Neoprobe:

         (a) As soon as practicable after the end of each quarter and in any event within twenty (20) days thereafter a consolidated balance sheet of Cira and its subsidiaries, if any, as of the end of such quarter and consolidated statements of operations and cash flow of Cira and its subsidiaries, for each quarter and for the current fiscal year of Cira to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied.

         (b) As soon as practicable after transmission or occurrence and in any event within ten (10) days thereof, copies of any reports or communications delivered to any class of Cira's security holders or


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broadly to the financial community, including any filings by Cira with any securities exchange, the Commission or the National Association of Securities Dealers.

         SECTION 7.2. ADDITIONAL INFORMATION AND RIGHTS.

         (a) Cira will permit a representative of Neoprobe to visit and inspect any of the properties of Cira, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with Cira's officers and its independent public accountants, all upon reasonable notice at such reasonable times and as often as any such person may reasonably request. Cira shall provide to Neoprobe such other financial information and data with respect to Cira and its subsidiaries as Neoprobe may from time to time reasonably request.

         (b) The provisions of this Section 7.2 shall not limit any rights which Neoprobe may have to inspect and copy the books and records of Cira and its subsidiaries, to inspect their properties or discuss their affairs and finances, under the laws of the jurisdictions in which they are incorporated.

         (c) Neoprobe hereby agrees to hold in confidence and not use for its own benefit nor disclose any confidential information provided pursuant to this
Section 7.2. Information that is provided to any news media or that is otherwise publicly available shall not be deemed to be confidential.

         (d) Cira has no obligation to provide Neoprobe access to Cira's confidential technical information or data, and nothing in this Section 7.2 shall be construed otherwise.

         SECTION 7.3. INDEPENDENT ACCOUNTANTS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.4. ACCOUNTS AND RECORDS. Cira shall make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of Cira, its subsidiaries and their employee benefit plans; and shall devise and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions have been and are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP, and (ii) to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action has been and is taken with respect to any differences.

         SECTION 7.5. CORPORATE EXISTENCE. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.6. MAINTENANCE OF PROPERTIES. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.7. INSURANCE. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.8. PAYMENT OF TAXES, ETC. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.9. COMPLIANCE WITH LAWS. Cira shall and shall cause each of its subsidiaries to comply with all laws, orders of a tribunal or governmental permits relating to the conduct of their businesses or to their properties or assets.

         SECTION 7.10. PERFORMANCE OF CONTRACTS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.11. NATURE OF THE BUSINESS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.12. ISSUANCE OF STOCK. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.13. DIVIDENDS ON OR REDEMPTION OF SECURITIES. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.14. DEBT. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.15. LOANS, ADVANCES AND INVESTMENTS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.16. CONSULTING AGREEMENT. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 7.17. INDEMNITY BY CIRA. Cira agrees to indemnify and hold harmless Neoprobe from and against any and all liabilities, costs and expenses, including reasonable fees of counsel (including fees incurred in establishing the right to indemnity), resulting from the breach or default in the performance by Cira of any of the covenants or other obligations which it is to perform hereunder, including the failure by Cira or any of its subsidiaries to comply with any law, order of a tribunal or governmental permit relating to the environment or the ownership by Cira or any of its subsidiaries of property that does not comply with such laws, orders of a tribunal or governmental permits.

         ARTICLE 8. STOCKHOLDERS' COVENANTS. Each of the Stockholders, individually, covenants to and agrees with Neoprobe that:

         SECTION 8.1. VOTING OF STOCK. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.2. NO CONTRARY ACTION. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.3. TERMINATION OF COVENANTS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.4. TRANSFERS OF STOCKHOLDERS' STOCK. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.5. LEGENDS. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.6. RIGHT OF FIRST REFUSAL. The parties have agreed to delete this section and hereby release any rights thereunder.

         SECTION 8.7. CERTAIN TRANSFERS. The parties have agreed to delete this section and hereby release any rights thereunder.

ARTICLE 9.  DEFINITIONS.

         SECTION 9.1. GENERAL. Certain words and phrases used in this Agreement shall have the meanings given to them below in this Section.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "GAAP" means generally accepted accounting principles.

         "Includes" means includes, but is not limited to.

         "Or" is disjunctive but not exclusive.

         "Recapitalization" means, with respect to any security, any issuance of securities with respect thereto as a dividend or any issuance, combination or other change in such security pursuant to any amendment of the issuer's certificate or articles of incorporation or a merger, consolidation, purchase or sale of assets, dissolution, or plan of arrangement, compromise or reorganization of the issuer.

         "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "Securities" means securities as such term is defined in the Securities Act whether or not the securities in question are exempt from any of the provisions of such act.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "Securities laws" means the Securities Act, the Exchange Act, all regulations and rules thereunder, and all applicable state securities or "blue sky" laws and the rules and regulations thereunder, each as they may be amended from time to time.

         "Stockholders Agreement" means the Stockholders Agreement as amended among the Stockholders of Cira signatories thereto dated of even date herewith.

         "Transfer" means every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with an asset or property or of an interest therein, and includes payment of money, release, lease, abandonment and creation of a lien or other encumbrance.

         SECTION 9.2. OTHER. The following defined terms shall have the definitions set forth in the sections indicated:

TERM                                SECTION
----                                -------
Additional Shares                   2.1
Agreements                          3.1
Cira                                Parties
Indemnified Party                   6.6 (c)
Indemnifying Party                  6.6 (c)
License Agreement                   1.1
Neoprobe                            Parties
Option                              Preamble 4
Original Agreement                  Preamble 3
Original Shares                     Preamble 3
Registrable Securities              6.1 (a)
Registration                        6.1 (b)
Restated Agreement                  Preamble 4
Shares                              3.1
Stockholders                        Parties
Stockholders Agreement              Preamble 4
Technology                          Preamble 1
Technology Agreement                Preamble 1

         SECTION 9.3. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         SECTION 9.4. EFFECT OF DEFINITIONS. The definitions set forth in
Section 9.1 above or referenced in Section 9.2 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

         SECTION 9.5. THIS AGREEMENT. This Restated Agreement consists of the title, date, names of parties, and preamble set forth above, these terms, the signatures of the parties and the information set forth on the signature pages below, the exhibits attached hereto and the certificates, documents and other instruments required to be delivered hereunder and any reference to this Restated Agreement refers to all of such constituents. The date first set forth above shall be deemed to be the date hereof for all purposes. The statements set forth in the preamble are made for the purpose of providing background information that will assist persons who read this Restated Agreement in interpreting it. Such statements do not constitute representations, warranties or covenants of the parties hereto and they may be contradicted by the parties.

         SECTION 9.6. CASE AND GENDER. In this Restated Agreement words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

ARTICLE 10.  MISCELLANEOUS.

         SECTION 10.1. OPPORTUNITIES. Nothing contained in this Restated Agreement or Neoprobe's ownership of the Shares shall require Neoprobe to offer any business opportunity to Cira or provide any funds to Cira not specifically mentioned in this Restated Agreement.

         SECTION 10.2. SURVIVAL. The representations, warranties, covenants and agreements made by the parties herein shall survive any investigation made by Neoprobe or Cira and shall survive the closing of the transactions contemplated hereby.

         SECTION 10.3. EXPENSES. Cira and Neoprobe shall each bear its own expenses and legal fees incurred on its behalf with respect to this Restated Agreement and the transactions contemplated hereby.

         SECTION 10.4. NOTICES. Any notice, request or other communication required or permitted to be given under this Restated Agreement shall be in writing and deemed to have been properly given: (a) when delivered, if delivered in person; (b) when sent, if sent by telecopy or other electronic means and confirmation of receipt is received; (c) the day designated as the delivery date, if sent by nationally recognized overnight courier service; or (d) two (2) days after being sent, if sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such party's signature hereto and with such copies delivered, transmitted, couriered or mailed to such persons as are specified therein. Any party may change his address for notices in the manner set forth above.

         SECTION 10.5. SUCCESSORS. The terms of this Restated Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives or corporate successors.

         SECTION 10.6. PRIOR AGREEMENTS AND NEGOTIATIONS. This Restated Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 10.7. NON-WAIVER. Neither the failure of nor any delay by any party to this Restated Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder. No action taken pursuant to this Restated Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Restated Agreement.


         SECTION 10.8. WAIVERS. No waiver of any right or remedy under this Restated Agreement shall be binding on any party unless it is in writing and is signed by the party to be charged. No such waiver of any right or remedy under any term of this Restated Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

         SECTION 10.9. AMENDMENTS. No amendment, modification or termination of this Restated Agreement shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 10.10. SEVERABILITY. The terms of this Restated Agreement are severable and the invalidity of all or any part of any term of this Restated Agreement shall not render invalid the remainder of this Restated Agreement or the remainder of such term. If any term of this Restated Agreement is so broad as to be unenforceable, such term shall be interpreted to be only so broad as is enforceable.

         SECTION 10.11. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Restated Agreement.

         SECTION 10.12. JOINT PREPARATION. This Restated Agreement shall be deemed to have been prepared jointly by the parties hereto. Any ambiguity herein shall not be interpreted against any party hereto and shall be interpreted as if each of the parties hereto had prepared this Restated Agreement.

         SECTION 10.13. SATURDAYS, SUNDAYS AND HOLIDAYS. Where this Restated Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

         SECTION 10.14. COUNTERPARTS. This Restated Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Restated Agreement by signing one or more counterparts.

         SECTION 10.15. GOVERNING LAW. The validity, terms, performance and enforcement of this Restated Agreement shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

         SECTION 10.16. ARBITRATION. Any disputes, controversies or claims arising out of or relating to the negotiation, execution, delivery, performance or breach of this Restated Agreement shall be settled by arbitration conducted in Franklin County, Ohio in accordance wit the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any Court having jurisdiction thereof. If the amount claimed or disputed in such arbitration is equal to or more than One Hundred Thousand Dollars ($100,000), it shall be conducted before a panel of three arbitrators. All proceedings before and papers submitted to any arbitrator hereunder shall be held in the strictest confidence by the parties, the arbitrators and any attorneys participating therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Restated Agreement to be duly executed as of the date first above written.

ADDRESS:                                    NEOPROBE CORPORATION

425 Metro Place North, Suite 400
Dublin, Ohio 43017-1367                     By:  /s/ David Bupp
                                                 -------------------------------
                                                 David C. Bupp, President

                                            CIRA TECHNOLOGIES, INC.
2232 Summit Street
Columbus, Ohio 43201                        By:  /s/ Richard G. Olsen
                                                 -------------------------------
                                                 Richard G. Olsen, President
63225 Jordan Court
Montrose, Colorado 81401                    /s/ Richard G. Olsen
                                            ------------------------------------
                                            RICHARD G. OLSEN
2112 Iuka Avenue
Columbus, Ohio 43212                        /s/ John L. Ridihalgh
                                            ------------------------------------
                                            JOHN L. RIDIHALGH
2087 Tremont Road
Columbus, Ohio 43221                        /s/ Richard McMorrow
                                            ------------------------------------
                                            RICHARD MCMORROW
2356 State Route 56 SW
London, Ohio 43140                          /s/ James R. Blakeslee
                                            ------------------------------------
                                            JAMES R. BLAKESLEE

                                            MUELLER & SMITH, LTD.
7700 Rivers Edge Drive
Columbus, Ohio 43235                        By: /s/ J. K. Mueller, Jr.
                                                --------------------------------
                                            Name:  J. K. Mueller, Jr.

                                            Title: Member

360 West Seventh Avenue
Columbus, Ohio 43201                        /s/ Pierre L. Triozzi
                                            ------------------------------------
                                            PIERRE L. TRIOZZI
2731 Selma Pike
Springfield, Ohio 45505                     /s/ Gregory Noll
                                            ------------------------------------
                                            GREGORY NOLL



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